EXHIBIT 10.2

ASSIGNMENT AND PLEDGE AGREEMENT

KNOW THAT, ID PERFUMES, INC., a Nevada Corporation ("Assignor"), in consideration of Ten Dollars ($10.00) and other valuable consideration paid by PARFUMS INVESTMENT I, LLC, a Florida limited liability company("Assignee"), hereby assigns and Pledges unto the Assignee, all Royalties due under the Settlement Agreement and Mutual Release dated August 28, 2013 between Adrenalina, Inc., n/k/a ID Perfumes, Inc., Gigantic Parfums, LLC and Ilia Lekach and Selena Gomez and July Moon Productions, Inc. as security for all payments due and owing under the Non Negotiable Promissory Note in the original principal amount of Six Hundred and Seventy Thousand Dollars ($670,000). Once the Non Negotiable Promissory Note is paid in full and Assignment and Pledge Agreement shall be null and void.

IN WITNESS WHEREOF, this assignment and pledge has been duly executed by the Assignor.

DATED:

IN PRESENCE OF:
_________________________________	ID PERFUMES, INC.

_________________________________	By:	/s/ Isaac Lekach
Isaac Lekach
President

STATE OF CALIFORINA )

                                              )
$S.
COUNTY OF  _________)

On the  day of October, 2013, before me came, Isaac Lekach, as President of ID Perfumes, Inc. to me personally known.

__________________________________
Name:

Notary Public,

State of California

My Commission Expires:

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

CIVIL CODE § 1189

State of California

County of LOS ANGELES

On 10.03.13 before me, JASON MIRZA NOTARY PUBLIC
Date — Here Insert Name and Title of the Officer

personally appeared ISAAC LEKACH
Name(s) of Signer(s)

JASON MIRZA
Commission # 1973615
Notary Public - California
Los Angeles County
My Comm. Expires Mar 30, 2016

Place Notary Seal Above

who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity~~(ies)~~, and that by his/~~her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: [signature]
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: ASSIGNMENT AND PLEDGE AGREEMENT

Document Date: ______ Number of Pages: ______

Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer(s)

Signer's Name: ______
- ☐ Corporate Officer — Title(s): ______
- ☐ Individual
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______

Signer Is Representing: ______

Signer's Name: ______
- ☐ Corporate Officer — Title(s): ______
- ☐ Individual
- ☐ Partner — ☐ Limited ☐ General
- ☐ Attorney in Fact
- ☐ Trustee
- ☐ Guardian or Conservator
- ☐ Other: ______

Signer Is Representing: ______

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Item #5907